LEHMAN BROTHERS                              ===================================
                                             Client Agreement           --------
Customer Account Services                                               CPI 3025
P.O. Box 3760                                                           --------
New York, NY 10008-3760                      Before you sign this agreement,
                                             read it thoroughly and return this
                                             completed and signed agreement to
                                             Lehman Brothers at the address on
                                             the left side of this page.
                                             Subsequently you will receive
                                             literature containing important
                                             information about new accounts.
                                             Read the information carefully and
                                             retain it for future reference.

-------------------------------------------------
Account Number
Branch             Account     T     C     IR

831                52002       1     5     365
-------------------------------------------------

--------------------------------------------------------------------------------
Account Title/Name

     Associated Investments, Inc.
--------------------------------------------------------------------------------
Account Title/Name

________________________________________________________________________________
Mailing Address

     300 Delaware Avenue  Suite 564  Wilmington  DE  19801
--------------------------------------------------------------------------------

A. Tax Certification. Under penalties of perjury, I certify that the number shown below (and to the left) is my correct taxpayer identification number or if not, then the number I have entered below (and to the right) is my correct tax identification number, and that I am not subject to backup withholding because
(a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding (see below), or (c) I am exempt from backup withholding (see below).
Note: You must cross out (b) above if you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

For those exempt from backup withholding (see instructions on page 4), write the word "EXEMPT" here:_________________________.


--------------------------------------------------------------------------------

B. Client Acknowledgment. I (we) hereby acknowledge that I (we) have read, understand and agree to me terms of this agreement. If this is a joint account, we further acknowledge that we have read, understand and agree to the terms of this agreement contained in paragraph 21. Note: Texas residents must execute a Texas Joint Account Supplement agreement (form 3882). I (We) acknowledge that I
(we) have received a copy of the agreement which contains a pre-dispute arbitration clause at Paragraph 22; I (We) have read it and agree to its terms.

===================================================================================================================================
1. Account Owner's Signature (Please sign in box)    Date        2. Account Owner's Signature (Please sign in box)    Date

     Keith C. Hartman          Controller            1/28/97
-----------------------------------------------------------------------------------------------------------------------------------
3. Account Owner's Signature (Please sign in box)    Date        4. Account Owner's Signature (please sign in box)    Date


===================================================================================================================================

C. Name Disclosure. Please indicate your choice as to the release or withholding of your name, address and securities positions to issuing corporations.

    |_| NO, I do not want  |  my name, address and securities positions
                           |  disclosed to any companies, upon their request, in
                           |  which I own securities that are being held for me
                           |  at Lehman Brothers Inc. ("Lehman") or any firm
    |_| YES, I do want     |  acting as a clearing broker for Lehman.

--------------------------------------------------------------------------------

D. Money Market Fund Agreement. Lehman will be authorized (but not required) to invest or "sweep" available cash in your account into one of its money market funds unless you elect otherwise below. If you want to choose a particular money market fund or you do not want available cash swept into a money market fund, please indicate below. If you wish to discuss or change your choice of money market funds, please contact your Investment Representative. (Note to Wisconsin residents: You must indicate below specifically whether or not you wish to have a money market sweep for your account.)

    |_| NO, I do not want cash balances in my account automatically swept into a money market fund.

    |_| YES, I want the cash balances in my account automatically swept into the fund of my choice.

--------------------------------------------------------------------------------

E. Joint Account With Rights of Survivorship. If the account has more than one owner, this agree establishes a Joint Account With Rights of Survivorship. If you and the other account owners wish to establish a Tenancy in Common instead, each of you must execute a Joint Account Agreement As Tenants in Common in addition to this Client Agreement. Note: Texas residents must execute a Texas Joint Account Supplement agreement (form 3882).

--------------------------------------------------------------------------------

F. Margin Account Agreement. Complete this section only if you accept the margin agreement described in paragraphs 15 through 19 of this agreement. In consideration of your opening and maintaining one or more margin accounts on my behalf, I (we) hereby acknowledge that I (we) have read, understand and agree to the terms of a margin account contained in paragraphs 16 through 19 of this agreement. By signing this agreement I (we) acknowledge that my (our) securities may be loaned to you or loaned out to others. If this is a joint account, all parties must sign.

===================================================================================================================================
1. Account Owner's Signature (Please sign in box)    Date        2. Account Owner's Signature (please sign in box)    Date

     Keith C. Hartman          Controller            1/28/97
-----------------------------------------------------------------------------------------------------------------------------------
3. Account Owner's Signature (please sign in box)    Date        4. Account Owner's Signature (please sign in box)    Date


===================================================================================================================================

Note for joint accounts: The Social Security Number of this account is the number of the client whose name appears first in the account title. Do not enter the number of any other account owner.

--------------------------------------------------------------------------------
                                           ----------------------------------
The Social Security Number or               Taxpayer Identification Number
Taxpayer Identification Number on            251752998
Lehman Brothers' records is                ----------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           ----------------------------------
The Social Security Number or               Taxpayer Identification Number
or Tax Identification Number
shown to the left is incorrect.            __________________________________
The CORRECT number is
--------------------------------------------------------------------------------


LBF 3025 (10/96)                        1

LEHMAN BROTHERS                              ===================================

                                             Client Agreement           --------
Customer Account Services                                               CPI 3025
P.O. Box 3760                                                           --------
New York, NY 10008-3760                      Before you sign this agreement,
                                             read it thoroughly and return this
                                             completed and signed agreement to
                                             Lehman Brothers at the address on
                                             the left side of this page.
                                             Subsequently you will receive
                                             literature containing important
                                             information about new accounts.
                                             Read the information carefully and
                                             retain it for future reference.

-------------------------------------------------
Account Number
Branch                 Account     T     C     IR

_________________________________________________

--------------------------------------------------------------------------------
Account Title/Name

________________________________________________________________________________
Account Title/Name

________________________________________________________________________________
Mailing Address

________________________________________________________________________________

A. Tax Certification. Under penalties of perjury, I certify that the number shown below (and to the left) is my correct taxpayer identification number or if not, then the number I have entered below (and to the right) is my correct tax identification number, and that I am not subject to backup withholding because
(a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding (see below), or (c) I am exempt from backup withholding (see below).
Note: You must cross out (b) above if you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

For those exempt from backup withholding (see instructions on page 4), write the word "EXEMPT" here:_________________________.

--------------------------------------------------------------------------------

B. Client Acknowledgment. I (we) hereby acknowledge that I (we) have read, understand and agree to me terms of this agreement. If this is a joint account, we further acknowledge that we have read, understand and agree to the terms of this agreement contained in paragraph 21. Note: Texas residents must execute a

Texas Joint Account Supplement agreement (form 3882). I (We) acknowledge that I
(we) have received a copy of the agreement which contains a pre-dispute arbitration clause at Paragraph 22; I (We) have read it and agree to its terms.

===================================================================================================================================
1. Account Owner's Signature (Please sign in box)    Date        2. Account Owner's Signature (Please sign in box)    Date


-----------------------------------------------------------------------------------------------------------------------------------
3. Account Owner's Signature (Please sign in box)    Date        4. Account Owner's Signature (please sign in box)    Date


===================================================================================================================================

C. Name Disclosure. Please indicate your choice as to the release or withholding of your name, address and securities positions to issuing corporations.

    |_| NO, I do not want  |  my name, address and securities positions
                           |  disclosed to any companies, upon their request, in
                           |  which I own securities that are being held for me
                           |  at Lehman Brothers Inc. ("Lehman") or any firm
    |_| YES, I do want     |  acting as a clearing broker for Lehman.

--------------------------------------------------------------------------------

D. Money Market Fund Agreement. Lehman will be authorized (but not required) to invest or "sweep" available cash in your account into one of its money market funds unless you elect otherwise below. If you want to choose a particular money market fund or you do not want available cash swept into a money market fund, please indicate below. If you wish to discuss or change your choice of money market funds, please contact your Investment Representative. (Note to Wisconsin residents: You must indicate below specifically whether or not you wish to have a money market sweep for your account.)

    |_| NO, I do not want cash balances in my account automatically swept into a money market fund.

    |_| YES, I want the cash balances in my account automatically swept into the fund of my choice.

--------------------------------------------------------------------------------

E. Joint Account With Rights of Survivorship. If the account has more than one owner, this agree establishes a Joint Account With Rights of Survivorship. If you and the other account owners wish to establish a Tenancy in Common instead, each of you must execute a Joint Account Agreement As Tenants in Common in addition to this Client Agreement. Note: Texas residents must execute a Texas Joint Account Supplement agreement (form 3882).

--------------------------------------------------------------------------------


F. Margin Account Agreement. Complete this section only if you accept the margin agreement described in paragraphs 15 through 19 of this agreement. In consideration of your opening and maintaining one or more margin accounts on my behalf, I (we) hereby acknowledge that I (we) have read, understand and agree to the terms of a margin account contained in paragraphs 16 through 19 of this agreement. By signing this agreement I (we) acknowledge that my (our) securities may be loaned to you or loaned out to others. If this is a joint account, all parties must sign.

===================================================================================================================================
1. Account Owner's Signature (Please sign in box)    Date        2. Account Owner's Signature (please sign in box)    Date


-----------------------------------------------------------------------------------------------------------------------------------
3. Account Owner's Signature (please sign in box)    Date        4. Account Owner's Signature (please sign in box)    Date

===================================================================================================================================

Note for joint accounts: The Social Security Number of this account is the number of the client whose name appears first in the account title. Do not enter the number of any other account owner.

--------------------------------------------------------------------------------
                                           ----------------------------------
The Social Security Number or               Taxpayer Identification Number
Taxpayer Identification Number on
Lehman Brothers' records is                __________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           ----------------------------------
The Social Security Number or               Taxpayer Identification Number
or Tax Identification Number
shown to the left is incorrect.            __________________________________
The CORRECT number is
--------------------------------------------------------------------------------


LBF 3025 (10/96)                     1 Copy

In consideration of Lehman accepting my account and agreeing to act as my broker, I agree to the following with respect to any of my accounts with you for extensions of credit and the purchase and sale of securities, options, and other property. This agreement shall not become effective until accepted by you in your New York office. Acceptance may be evidenced by your internal records. Throughout this agreement, "I," "me," "my," "we", and "us" refer to the client and all others who are legally obligated on my accounts. "You" and "your" refer to Lehman, its subsidiaries and parents and any and all divisions, their officers, directors, agents and/or employees.

1. MY REPRESENTATIONS. I represent that I am of the age of majority according to the laws of my place of residence. I further request that I am not an employee of any exchange or the National Association of Securities Dealers, Inc. ("NASD"), or of a member firm of any exchange or the NASD or of a bank, trust company, insurance company, registered investment company or registered investment advisory firm unless I have notified you to that effect. If I become so employed, I agree to notify you promptly. I also represent that no persons other than those signing this agreement have an interest in my account. I understand that Lehman is "prohibited under the NASD's "Free Riding and Withholding Interpretation from selling securities in certain public offerings to persons restricted by such rules. To my best knowledge, I am not presently so restricted, and if I become so restricted I agree to notify you promptly.

I represent that the financial information objectives provided to you are accurate in all material respects and that I will promptly inform you of any material changes in my financial or other circumstances, including my investment objectives.

2. DEFINITION OF "PROPERTY". In this agreement the word "property" means securities of all kinds, certificates of deposit, commercial paper, monies, options, commodities and contracts for the future delivery of, or otherwise relating to, commodities or securities and all other property usually and customarily dealt in by brokerage firms.

3. ORDERS, EXECUTIONS, DELIVERIES, SETTLEMENTS AND ORAL AUTHORIZATIONS. In giving orders to sell, I will inform you which sales are "short" and which are "long" sales. A "short sale" means any sale of a security not owned by the seller or any sale that is consummated by delivery of a borrowed security. The designation of a sale order as "long" is my representation that I own the security, and if the security is not in your possession at the time of the contract for sale, I agree to deliver it to you by settlement date. In case of non-delivery of a security, you are authorized to purchase the security to cover my position and charge any loss, commissions and fees to my account. I agree that if you fail to receive payment for securities purchased you may, without prior demand or notice, sell securities or other property held by you in any of my accounts and any resulting loss will be charged to my account. Unless I direct that an order to purchase or sell securities be executed on a specified exchange or market and you agree to such execution, you will, at your sole discretion and without prior notification to me, execute the order on the over-the-counter market in any location or on any exchange, including a foreign exchange where such security is traded, either on a principal or agency basis. I agree that you shall in incur no liability in acting upon oral instructions given to you concerning my account.

4. OPTION POSITIONS-MARGIN DEPOSITS. I agree not to enter into any purchase or sale of equity, debt, foreign currency or index put & call options without having read and fully understood the terms, conditions, and risks, as forth in the Characteristics and Risks of Standardized Options booklet and applicable supplements which you agree to furnish me prior to such transactions. I understand clients' short options positions are assigned on an automated random basis. All short options positions can be assigned at any time including the day written. I agree that solely for purposes of entering into options positions, you may treat my account as a margin account; except that you may not pledge, repledge, hypothecate or rehypothecate my property in your possession or under your control unless I execute the margin agreement provided herein. I also agree not to exceed the position or exercise limits set by the options exchange, either acting alone or in concert with others.

5. NOTICE TO EXERCISE OPTION. If I purchase any listed option, I will notify you of my intention to exercise such option no later then two hours before the expiration time of the option (one hour in the case of an over-the-counter option). Failure to give such notice will constitute an abandonment of the option, in which event it may be exercised for my account if it would be profitable to do so. Except as required by the Options Clearing Corporation Rules, you have no obligation to exercise any option absent specific instructions form me to that effect. If it would not be profitable for my account due to commission expenses, it may be permitted to expire or, at your discretion, sold or acquired by you for some equitable payment to me based on your expenses and risk, without any liability or responsibility on your part to me.

6. IMPARTIAL LOTTERY ALLOCATION SYSTEM; CALL FEATURES. When you hold on my behalf bonds or preferred stocks in street or bearer form which are callable in part, I agree to participate in the impartial lottery allocation system of the called securities in accordance with the change to provisions of the New York Stock Exchange, Inc. ("NYSE") rules. Further, I understand when the call is favorable, no allocation will be made to any account in which you, your officers, or employees, have a financial interest until all other clients'; positions in such securities are satisfied on an impartial lottery basis.

For debt securities, call or other redemption features, in addition to those disclosed on the trade confirmation, may exist. Debt securities subject to call or redemption features, such as sinking funds, may be redeemed in whole or in part before maturity, or before the first scheduled call dates. The existence of sinking funds, or other special mandatory redemption features, may not be disclosed on a trade confirmation. It is my obligation to review all prospectuses and offering statements I may receive, and to understand the risks of extraordinary calls or early redemptions, which may affect yield. Issuers may from time to time publish notices of offers to redeem debt securities within limited time, price and tender parameters. I understand that you are not obligated to notify me of such published calls, nor will you tender any securities on my behalf.

7. RESTRICTIONS ON TRADING; TERMINATION. I understand that you may in your sole discretion prohibit or restrict trading of securities or substitution of securities in any of my accounts and refuse to enter into any transaction with me. You have the right to terminate any of my accounts (including multiple owner accounts) at any time by notice to me.

8. TRANSFER OF FUNDS BY WIRE. By giving you instructions to transfer funds by wire from my accounts to any bank or other entity, I agree to provide you with an accurate account number designating the account to receive such funds. I acknowledge that the bank or other receiving entity may be under no obligation to verify the identity of the beneficiary of the funds transfer and may rely exclusively upon the account number provided by me. I agree to indemnify and hold you harmless from and against all liabilities arising from the provision by me of an inaccurate account number.

9. TRANSFER OF EXCESS FUNDS; EXCHANGE RATE FLUCTUATIONS. You may transfer excess funds (also called "free credit balances") between any of my accounts (including commodity accounts) for any reason not in conflict with the Commodity Exchange Act or any other applicable law. If you effect any transactions for me requiring a foreign currency, any profit or loss as a result of a fluctuation in the applicable exchange rate will be charged or credited to my account.

10. PRINCIPAL, INTEREST AND DIVIDEND PAYMENTS. With respect to principal and interest payments on debt instruments, you may credit my account with principal and interest due on the payment dates and are entitled to recover any such payments from me if the same are not actually received by your from the trustee or payment agent. You may redeem my money market fund shares, without notice, to the extent necessary to satisfy any debits arising in any of my accounts. I acknowledge that interest will not be paid to me on credit balances in any of my accounts unless specifically agreed to by you in writing. You are not required to remit interest or dividends to me on a daily basis.

11. FEES AND CHARGES. I understand that you may impose various service charges and other fees relating to my account as well as charge commissions and other fees for execution of transactions to purchase and sell securities, options or other property, and I agree to pay such charges, commissions and fees at your prevailing rates. I also understand that such charges, commissions and fees may be changed from time to time without notice to me and I agree to be bound thereby. I may be subject to an administrative fee on any of my accounts which produce insufficient commission revenue for any calendar year and you will notify me prior to applying this fee. I agree to pay a late charge, to the extent permitted by law, if I purchase securities on a cash basis and fail to pay for such securities by settlement date. Any late charge you may impose will be at the maximum rate of interest set forth in your disclosure statement and may be charged from the settlement date to the date of payment.

12. ACCURACY OF REPORTS; COMMUNICATIONS. Confirmation of orders and statements of my accounts shall be conclusive if not objected to in writing within ten days after mailing by you to me. In the even I fail to receive a confirmation within ten days from the date of a transaction in my account, I agree to notify you immediately in writing. Until you have received notice in writing from me of a different address, communications mailed to me at the address specified by me shall be deemed to have been personally delivered to me and I agree to waive all claims resulting from failure to receive such communications.

13. INTRODUCED ACCOUNTS. If my account has been introduced to you and is carried by you only as a clearing broker, I agree that you are not responsible for the conduct of the introducing broker and your only responsibilities to me relate to your execution, clearing and bookkeeping of transactions in my account.

14. SECURITY INTEREST. As security for the payment of all liabilities or indebtedness presently outstanding or to be incurred under this or any other agreement between us, I grant you a security interest in any and all property belonging to me or in which I may have an interest, held by you or carried in any of my accounts including individual, multiple owner or commodity accounts. All property shall be subject to such security interest as collateral for the discharge of my obligations to you, wherever or however arising and without regard to whether or not you have made loans with respect to such property. You are authorized to sell and/or purchase any and all property in any of my accounts or to liquidate any open options, commodity futures or forward contracts or redeem money market funds in any of my accounts without notice in order to satisfy such obligations. In enforcing your security interest, you shall have the discretion to determine the amount, order and manner of property to be sold and shall have all the rights and remedies available to a secured party under the New York Uniform Commercial Code. Without your prior written consent, I will not cause or allow any of the collateral held in my account whether now owned or hereafter acquired, to be or become subject to any liens, security interests, mortgages or encumbrances of any nature other than your security interest.

15. LIQUIDATION OF COLLATERAL OR ACCOUNT. You may sell any or all property held in any of my accounts and cancel any open orders for the purchase or sale of any property without notice in the event of my death or whenever in your discretion you consider it necessary for your protection. In such events you also may borrow or buy-in all property required to make delivery against any sale, including a short sale, effected for me. Such sale or purchase may be public or private and may be made without advertising or notice to me and in such manner as your may in your discretion determine. No demands, calls, tenders or notices by you shall invalidate this waiver by me. At any such sale you may purchase the property free of any right of redemption and I shall be liable for any remaining deficiency in any of my accounts.

--------------------------------------------------------------------------------

MARGIN AGREEMENT;
PARAGRAPHS 16 THROUGH 19 APPLY ONLY TO MARGIN ACCOUNTS.

16. MARGIN LOANS. From time to time you may, at your discretion, make loans to me for the purpose of purchasing, carrying or trading in securities ("Margins Loans"). Pursuant to Regulation T, Margin Loans will be made in a Margin Account. The minimum and maximum amount of any particular loan may be established by you in your discretion regardless of the amount of collateral delivered to you and you may change such minimum and maximum amounts from time to time.

17. PAYMENT OF LOANS ON DEMAND. I agree to pay ON DEMAND any balance owing on any of my accounts, including interest, commissions and late charges and any costs of collection (including attorneys' fees, if incurred by you). I understand that you may demand full payment of the balance due in my accounts plus any interest charges at your sole option, at any time and whether or not such demand is made for your protection. I understand that all


LBF 3025 (10/96)                     2 Copy
loans made are not for any specific term or duration but are due and payable at your discretion upon demand for payment made to me. I agree that all payments received for my accounts including interest, dividends, premiums, principal or other payments may be applied any you to by balances due in any of my accounts.


18. MAINTENANCE OF COLLATERAL. I understand that the properties in my Margin Account may be carried as general loans and may be pledged or hypothecated by you separately or in common with other properties. The pledge or hypothecation by you may secure your indebtedness equal to or greater than the amount owed to you by me. If hypothecated, I understand that Lehman Brothers will return to me identical securities, and make distributions me equivalent to those on the underlying securities. I further understand that if such securities are hypocathecated, this will not diminish my risk of loss or opportunity for gain. I agree to deposit additional collateral, as you may in your discretion require from time to time, in the form of cash or securities in accordance with the rules and regulations of the Federal Reserve Board, the NYSE, the American Stock Exchange, Inc. ("AMEX"), other national securities exchanges, associations or regulatory agencies under whose jurisdiction you are subject and your own minimum house margin maintenance requirements. If I no longer maintain a debit balance or an indebtedness to you, you will fully segregate all securities in my accounts in your safekeeping or control (directly or through a clearing house) and/or deliver them to me upon my request.

19. INTEREST CHARGES AND PAYMENTS. I agree to pay interest, to the extent not prohibited by the laws of the State of New York, upon all amounts advanced and other balances due in my accounts in accordance with your current disclosure statement which by his reference is herein specifically incorporated. By entering into any transactions with you after I receive your current disclosure statement, I acknowledge that I have read and agree to its terms for all past and future transactions in my account. I understand that interest on all debit balances shall be payable ON DEMAND and that in the absence of any demand interest shall be due on the first business day of each interest period. My daily net debit balance will include accrued interest I have not paid from prior interest periods, if any. Thus, to the extent permitted by applicable law you may charge me compound interest. Payments of interest and principal and all other payments made by me under this agreement shall be made to your main office in New York, New York. You may, in your discretion, not deem any check or other remittance to constitute payment until it has been paid by the drawee and the funds representing such payment have become available to you.

--------------------------------------------------------------------------------

20. CREDIT AND BUSINESS CONDUCT INFORMATION AND INVESTIGATION. I authorize you at your discretion to obtain reports and to provide information to others concerning my credit standing and my business conduct. You may ask credit reporting agencies for reports of my credit history. Upon my request you will inform me whether you have obtained any such consumer reports and if you have, you will inform me of the name and address of the credit reporting agency that furnished the reports to you.

21. JOINT ACCOUNTS; DESIGNATION OF TENANCY.

a. If this is a Joint Account, we agree that each of us shall have the authority on behalf of the account to buy, sell (including short sales) and otherwise deal in, through you as brokers or dealers, securities, options or other property on margin or otherwise; to receive for the account, confirmations, statements and communications of every kind; to receive for the account and to dispose of money, securities and other property; to make, terminate, or modify for the account, agreements relating to these matters or waive any of the provisions of such agreements; and generally to deal with you as if each of us along were the account owner, all without notice to all account owners. We agree that notice to any account owner shall be deemed to be notice to all account owners. Each account owner shall be jointly and severally liable for this account.

b. You may follow the instructions of any of us concerning this account and make deliveries to any of us, of any or all securities or other property in this account, and make payments to any of us, of any or all monies in this account as any of us, may order and direct, even if such deliveries and/or payments shall be made to one of us personally or to third parties. You shall be under no obligation to inquire into the purpose of such demand for delivery of securities, property, or payment of monies, and you shall not be bound to see to the application or disposition of the said securities, property, and/or so delivered or paid to any of us. Notwithstanding the foregoing, you are authorized, in your discretion, to require joint action by the joint tenants with respect to any matter concerning the joint account, including the giving or cancellation of orders and the withdrawal or transfer of monies, securities or other property.

c. In the event of the death of any of us, the survivor(s) shall immediately give you written notice thereof, and you may, before of after receiving such notice, take such actions, require such papers, retain such portion of the account and/or restrict transactions in the account as you may deem advisable to protect you against any tax, liability, penalty or loss under any present or future laws or otherwise. The estate of any of us who shall have died shall be liable and each survivor will be liable, jointly and severally, to you for any debt or loss in this account resulting from the completion of transactions initiated prior to your receipt of a written notice of such death or incurred in the liquidation of the account or the adjustment of the interests of the respective parties.

d. Any taxes or other expenses becoming a lien against or being payable out of the account as a result of the death of any of us, or through the exercise by his or her estate or representatives of any rights in the account shall be chargeable against the interest of the survivor(s) as well as against the interest of the estate of the descendent. This provision shall not release the decedent's estate from any liability provided for in this agreement.

e. It is express intention of us to create an estate or account as joint tenants with rights of survivors and not as tenants-in-common, unless a separate Tenancy-in-Common form is properly completed. In the event of the death of either or any of us, the entire interest in the joint account shall be vested in the survivor(s) on the same terms and conditions as theretofore held, without in any manner releasing the descendent's estate from the liability, unless properly designated as a Tenancy-in-Common.

22. ARBITRATION.

o  Arbitration is final and binding on the parties.

o The parties are waiving their right to seek remedies in court, including the right to a jury trail.

o  Pre-arbitration discovery is generally more limited than and different from court proceedings.

o The arbitrators' award is not required to include factual findings or legal reasoning and any parry's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

o The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

Any controversy: (1) arising out of or relating to any of my accounts with you, maintained individually or jointly with any other party, in any capacity; or (2) with respect to transactions of any kind executed by, through or with you, your officers, directors, agents and/or employees; or (3) relating to my transactions or accounts with any of your predecessor firms by merger, acquisition or other business combination from the inception of such accounts; or (4) with respect to this agreement or any other agreements entered into with you relating to my accounts, or the breach thereof, shall be resolved by arbitration conducted only at the NYSE, NASD, or AMEX or any other self-regulatory organization ("SRO") subject to the jurisdiction of the Securities and Exchange Commission and pursuant to the arbitration procedures then in effect at any such exchange or SRO as I elect. If I do not make such election by registered mail addressed to you at your main office within 5 days after demand by you that I make such election, then you will have the right to elect the arbitration tribunal of your choice. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action, or who is a member of a putative class but has not opted out of the class with respect to any claims encompassed by the putative class action, until: (i) the class certification is denied; (ii) the class action is decertified; or (iii) such person is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein. The foregoing agreement to arbitrate does not entitle me to obtain arbitration of claims that would be barred by the relevant statutes of limitations if such claims were brought in a court of competent jurisdiction. If, at the time that a demand for arbitration is made or an election or notice of intention to arbitrate is served, the claims sought to be arbitrated would have been barred by the relevant statue of limitations or other time bar, any party to this agreement may assert the limitations as a bar to the arbitration either before the arbitrators or by applying to any court of competent jurisdiction. I expressly agree that any issues relating to the application of a statute of limitations or other time bar are referable to such court.

23. GOVERNING LAW AND APPLICABLE REGULATIONS. This agreement, including the arbitration provisions in paragraph 22, shall be governed by the laws of the State of New York without giving effect to the choice of law or conflict of laws provisions thereof. All transactions entered into under this agreement shall be subject to any applicable constitution, rules, regulations, customs and usages of the exchange or market and its clearinghouse, if any, where such transactions are executed by Lehman or its agents and to all applicable laws, rules, regulations of governmental authorities and SROs (collectively the "Rules"). Any reference to such Rules in this agreement shall in no way be construed to create a cause of action arising from any violation of such Rules. If any Rule is enacted that would be inconsistent with any of the provisions of this agreement, the provision so affected shall be deemed modified or superseded by the enactment, but the remaining provisions of this agreement shall remain in full force and effect.

24. BINDING EFFECT; ASSIGNMENT. This agreement and its terms shall be binding upon my heirs, executors, successors, administrators, assigns, committee and/or conservators ("successors"). In the event of my death, incompetency, or disability, whether or not any successors of my estate and property shall have qualified or been appointed, you may continue to operate as though I were alive and competent and you may liquidate my account as described in Paragraph 15 above without prior notice to or demand upon my successors. This agreement shall inure to the benefit of your assigns and successors, by merger, consolidation or otherwise (and you may transfer my accounts to any such successors and assigns at your discretion).

25. WAIVER NOT IMPLIED. Your failure to insist at any time upon strict compliance with this agreement or with any of its terms or any continued course of such conduct on your part shall not constitute or be considered a waiver by you of any of your rights.

26. NO ORAL MODIFICATION; EFFECT ON PRIOR AGREEMENTS. No modification of this agreement shall be effective unless in writing and executed by you and me. The signing of this agreement supersedes any prior agreement (except those governing transactions in my commodity accounts) made with you or any of your predecessors or assignors. To the extent this agreement is inconsistent with any other agreement governing my account, the provisions of this agreement shall govern.

27. FOREIGN SECURITIES. If my account contains securities issued by a foreign issuer, I acknowledge that you are acting solely as a custodian with respect to such securities and have no obligation to provide me with any proxies, annual statements or other disclosures from the issuer or facilitate my participation in any rights offer or other transaction that the issuer may conduct with or offer to holders of its securities.

28. NOTICES; CLEARING ARRANGEMENTS. You will endeavor to notify me in advance of any calls in my Margin Account and to provide various other notices relating to activities in my accounts. But, I understand that you reserve the right to take any necessary or appropriate action with respect to my accounts permitted by this Agreement and/or required by law or regulation without prior notice to me in advance of any such action. I acknowledge and consent that you may, from time to time, monitor and/or electronically record conversations between me/us and your employees or agents for the purpose of quality assurance, employee training, and the mutual protection of both of us. Any such recordings may be offered by you as evidence in any arbitration or other proceedings relating to this agreement. During the term of any clearing agreement between Lehman and any broker/dealer that is providing Lehman clearing services, Lehman's rights and benefits (but not its obligations) under this agreement shall inure to any such clearing firm.


LBF 3025 (10/96)                     3 Copy

                            IMPORTANT TAX INFORMATION

Under the Interest and Dividend Tax Compliance Act of 1983 you (as a payee) are required to provide us with your correct Taxpayer Identification Number (TIN). If you are an individual, your TIN is your Social Security Number. If you do not provide us with your correct TIN you may be subject to a $50 penalty to the I.R.S. and backup withholding tax, at a rate of 31% on all dividends, interest and other payments made by us to you after January 1, 1984. Even though our records indicate a TIN for your account, you must use the attached form to certify the number as it appears on our files or to furnish us with your correct TIN.

                                  Instructions
             (Section references are to the Internal Revenue Code.)

Purpose of Form. A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement arrangement (IRA). Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN), and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding. Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

How to Obtain a TIN. If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals) from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for business and other entities), from your local Internal Revenue Service office. To complete Form W-9. If you do not have a TIN, write "Applied For" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning backup withholding during the 6O-day period. Under option (1), a payer must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you made any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2) the payer is required to refund the amounts withheld if your certified TIN is received within the 6o-day period and you were not subject to backup withholding during that period. Note: Writing "Applied For" on the form means that you nave already applied for a TIN OR that you intend to apply for one in the near future. As soon as you receive your TIN, complete another Form W-9, including your TIN, sign and date the form, and give it to the requester.


What is Backup Withholding? Persons making certain payments to you are required to withhold and to pay the IRS 31% of such payments under certain conditions. This is called "backup withholding". Payments that could be subject to backup withholding include interest, dividends, broker and barter transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     (1) You do not furnish your TIN to the requester, or

     (2) IRS notifies the requester that your furnished an incorrect TIN, or

     (3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for interest and dividend accounts only), or

     (4) You fail to certify to the requester that you are not subject to backup withholding under (3) above (for interest and dividend accounts opened after 1983 only), or

     (5) You fail to certify your TIN. This applies only to interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

For other payments, you are subject to backup withholding only if (1) or (2) above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, and Exempt Payees and Payments under Specific Instructions, below, if you are an exempt payee.

Payees and Payments Exempt From Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item
(9). For broker transactions, payees listed in (1) through (13), and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

     (1)  A corporation.

     (2) An organization exempt from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under 403(b)(7).

     (3)  The United States or any of its agencies or instrumentalities.


     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

     (6)  An international organization or any of its instrumentalities.

     (7)  A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

     (9) A futures commission merchant registered with the Commodity Future Trading Commission.

     (10) A real estate investment trust.

     (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

     (12) A common trust fund operated by a bank under section 584(a).

     (13) A financial institution.

     (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee list.

     (15) A trust exempt from tax under section 664 or described in section
          4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

        o Payments to nonresident aliens subject to withholding under section 1441.

        o Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

        o Payments of patronage dividends not paid in money.

        o Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

        o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.


        o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

        o Payments described in section 6049(b)(5) to nonresident aliens.

        o Payments on tax-free covenant bonds under section 1451.

        o Payments made by certain foreign organizations.

        o Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under such sections.

                                    Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Failure To Include Certain Items on Your Tax Return. - If you fail to properly include on your tax return certain items reported to the IRS, such failure will be treated as being due to negligence, and you will be subject to a penalty of 5% on any part of an underpayment of tax attributable to that failure unless there is clear and convincing evidence to the contrary.

Civil Penalty for False Information With Respect To Withholding. If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                              Specific Instructions

Name. if you are an individual, generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name and both the last name shown on your social security card and your new last name.

Signing the Certification.

(1) Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts That Were Considered Active During 1983. - You are not required to sign the certification; however, you may do so. You are required to provide your correct TIN.

(2) Interest, Dividend, Broker and Barter Exchange Accounts Opened After 1983, and Broker Accounts That Were Considered Inactive During 1983. - You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item (b) in the certification before signing the form.

(3) Real Estate Transactions. - You must sign the certification. You may cross out item (b) of the certification if you wish.

(4) Other Payments. - You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

(5) Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, or IRA Contributions. - You are required to furnish your correct TIN, but you are not required to sign the certification.

(6) Exempt Payees and Payments. - If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

(7) TIN "Applied For." - Follow the instructions under How To Obtain a TIN, above, sign and date this form. You must provide a TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

What Name and Number To Give The Requester

(1)  List first and circle the names of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3)  Show the name of the owner.

(4) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


LBF 3025 (10/96)                        4